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                                                                   Exhibit 10.15

                                AMENDMENT NO. 2
                                       TO
                   LOAN AND SECURITY AGREEMENT ("AGREEMENT")
                          DATED JANUARY 31, 1996 AMONG
           AMERICAN SHARED-CURACARE AND CURACARE, INC. ("BORROWER"),
                AMERICAN SHARED HOSPITAL SERVICES ("GUARANTOR"),
               ERNEST A. BATES, M.D. ("INDIVIDUAL GUARANTOR") AND
                DVI BUSINESS CREDIT RECEIVABLES CORP. ("LENDER")


FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:


1. Section 1.1(g)(i) "BORROWING BASE" shall be replaced with the following:

         "(i) eighty percent (80%) of the Net Collectible Value for each Retail Account and eighty percent (80%) of the Net Collectible Value for each Institutional Account."

2. Section 1.1(l) "ELIGIBLE ACCOUNTS" shall be replaced in its entirety with the following:

         "(l) "ELIGIBLE ACCOUNTS" shall mean Borrower's accounts receivable from commercial insurance, Medicare, Medi-Cal, managed care providers, workers' compensation and personal injury claims (collectively referred to as "RETAIL ACCOUNTS"), which have been due and payable for 120 or fewer days, and Borrower's account receivable under contracts with hospitals and other similar health service providers (referred to as "INSTITUTIONAL ACCOUNTS") which have been due and payable for 120 or fewer days.

Any provision in Amendment No. 2 ("Amendment") hereof that may be contrary to any provision of the Agreement shall prevail and override the Agreement.
Except as expressly set forth herein, all other provisions of this Amendment shall be interpreted in light of the provisions of the Agreement. Both parties warrant to each other that this Amendment has been authorized and duly executed and is binding on both parties hereto as of 31st day of January, 1997.


LENDER:
DVI BUSINESS CREDIT RECEIVABLES CORP.

By:    /s/ Cynthia J. Cohn
       ------------------------------------
Name:      Cynthia J. Cohn
       ------------------------------------
Title: Executive Vice President
       ------------------------------------

BORROWER:
AMERICAN SHARED-CURACARE                  CURACARE, INC.

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
By:         /s/ Ernest A. Bates, M.D.      By:     /s/ Ernest A. Bates
      -------------------------------           --------------------------
Name:    Ernest A. Bates                   Name: Ernest A. Bates
      -------------------------------           --------------------------
Title: Chief Executive Officer             Title:  Chief Executive Officer
      -------------------------------             ------------------------
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The undersigned acknowledges that DVI has no obligation to provide it with notice of, or to obtain its consent to, the terms of this Amendment to Loan and Security Agreement. The undersigned nevertheless acknowledges and
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agrees to the terms and conditions of this Amendment and acknowledges that its
Guaranty remains fully valid, binding and enforceable against it in accordance with its terms.


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
GUARANTOR:                                            GUARANTOR:

AMERICAN SHARED HOSPITAL SERVICES                     ERNEST A. BATES, M.D.,
                                                            INDIVIDUAL

By:         /s/ Ernest A. Bates, M.D.                  By:     /s/ Ernest A. Bates, M.D.
         ----------------------------------------           -----------------------------------------------
Print Name:  Ernest A. Bates, M.D.                     Print Name: Ernest A. Bates, M.D.
             ------------------------------------                  ----------------------------------------
Title:   Chief Executive Officer
         ----------------------------------------
Date:    March 10, 1997                                     Date:   March 10, 1997
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